          Supplement to the CypressTree Senior Floating Rate Fund
                            May 1, 1999 Prospectus

Effective June 1, 1999, the Fund's investment adviser, CypressTree Asset Management Corporation, Inc. (CAM), has agreed to reimburse all but .45% of the Fund's expenses through June 30, 1999. After that date, unless reimbursement of all expenses is further extended by CAM, the expense cap will revert to the one described on page 3 of the Fund prospectus.

0599-10060                                                          May 31, 1999

                         PROSPECTUS DATED MAY 1, 1999